EXHIBIT 4.1




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                      AMENDED AND RESTATED DECLARATION
                                  OF TRUST


                            WPSR CAPITAL TRUST I


                         DATED AS OF JULY 30, 1998


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

                             TABLE OF CONTENTS


ARTICLE I  INTERPRETATION AND DEFINITIONS . . . . . . . . . . . . . . . .  1
     SECTION 1.1    Definitions . . . . . . . . . . . . . . . . . . . . .  1
     SECTION 1.2    Interpretation. . . . . . . . . . . . . . . . . . . .  7

ARTICLE II  TRUST INDENTURE ACT . . . . . . . . . . . . . . . . . . . . .  7
     SECTION 2.1    Trust Indenture Act; Application. . . . . . . . . . .  7
     SECTION 2.2    Lists of Holders of Trust Securities. . . . . . . . .  7
     SECTION 2.3    Reports by the Property Trustee . . . . . . . . . . .  8
     SECTION 2.4    Periodic Reports to Property Trustee. . . . . . . . .  8
     SECTION 2.5    Evidence of Compliance with Conditions Precedent. . .  8
     SECTION 2.6    Events of Default; Waiver . . . . . . . . . . . . . .  8
     SECTION 2.7    Event of Default; Notice. . . . . . . . . . . . . . . 10

ARTICLE III  ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 3.1    Name. . . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 3.2    Office. . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 3.3    Purpose . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 3.4    Authority . . . . . . . . . . . . . . . . . . . . . . 11
     SECTION 3.5    Title to Property of the Trust. . . . . . . . . . . . 11
     SECTION 3.6    Powers and Duties of the Administrative Trustees. . . 11
     SECTION 3.7    Prohibition of Actions by the Trust and the
                    Trustees. . . . . . . . . . . . . . . . . . . . . . . 13
     SECTION 3.8    Powers and Duties of the Property Trustee . . . . . . 14
     SECTION 3.9    Certain Duties and Responsibilities of the
                    Property Trustee. . . . . . . . . . . . . . . . . . . 16
     SECTION 3.10   Certain Rights of the Property Trustee. . . . . . . . 17
     SECTION 3.11   Delaware Trustee. . . . . . . . . . . . . . . . . . . 19
     SECTION 3.12   Execution of Documents. . . . . . . . . . . . . . . . 19
     SECTION 3.13   Not Responsible for Recitals or Issuance of Trust

                    Securities. . . . . . . . . . . . . . . . . . . . . . 19
     SECTION 3.14   Duration of Trust . . . . . . . . . . . . . . . . . . 19
     SECTION 3.15   Mergers . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE IV  SPONSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 4.1    Sponsor's Purchase of Trust Common Securities . . . . 21
     SECTION 4.2    Responsibilities of the Sponsor . . . . . . . . . . . 21

ARTICLE V  TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     SECTION 5.1    Number of Trustees. . . . . . . . . . . . . . . . . . 22
     SECTION 5.2    Delaware Trustee. . . . . . . . . . . . . . . . . . . 22
     SECTION 5.3    Property Trustee; Eligibility . . . . . . . . . . . . 23
     SECTION 5.4    Qualifications of Administrative Trustees
                    and Delaware Trustee Generally. . . . . . . . . . . . 23
     SECTION 5.5    Initial Trustees. . . . . . . . . . . . . . . . . . . 24
     SECTION 5.6    Appointment, Removal and Resignation of Trustees. . . 24
     SECTION 5.7    Vacancies among Trustees. . . . . . . . . . . . . . . 25
     SECTION 5.8    Effect of Vacancies . . . . . . . . . . . . . . . . . 26
     SECTION 5.9    Meetings. . . . . . . . . . . . . . . . . . . . . . . 26

     SECTION 5.10   Delegation of Power . . . . . . . . . . . . . . . . . 26
     SECTION 5.11   Merger, Conversion, Consolidation or Succession
                    to Business . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE VI  DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . 27
     SECTION 6.1    Distributions . . . . . . . . . . . . . . . . . . . . 27
     SECTION 6.2    Payments under Indenture or Pursuant to Direct
                    Actions . . . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE VII  ISSUANCE OF TRUST PREFERRED SECURITIES . . . . . . . . . . . 27
     SECTION 7.1    General Provisions Regarding Trust Securities . . . . 27
     SECTION 7.2    Paying Agent. . . . . . . . . . . . . . . . . . . . . 28

ARTICLE VIII  DISSOLUTION OF TRUST. . . . . . . . . . . . . . . . . . . . 28
     SECTION 8.1    Dissolution of Trust. . . . . . . . . . . . . . . . . 28

ARTICLE IX  TRANSFER OF INTERESTS . . . . . . . . . . . . . . . . . . . . 29
     SECTION 9.1    Transfer of Trust Securities. . . . . . . . . . . . . 29
     SECTION 9.2    Transfer of Certificates. . . . . . . . . . . . . . . 30
     SECTION 9.3    Deemed Trust Security Holders . . . . . . . . . . . . 30
     SECTION 9.4    Book Entry Interests. . . . . . . . . . . . . . . . . 30
     SECTION 9.5    Notices to Clearing Agency. . . . . . . . . . . . . . 31
     SECTION 9.6    Appointment of Successor Clearing Agency. . . . . . . 31
     SECTION 9.7    Definitive Trust Preferred Security Certificates. . . 31
     SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates . . 32

ARTICLE X  LIMITATION OF LIABILITY OF HOLDERS OF TRUST SECURITIES,
     TRUSTEES OR OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 10.1   Liability . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 10.2   Exculpation . . . . . . . . . . . . . . . . . . . . . 33
     SECTION 10.3   Fiduciary Duty. . . . . . . . . . . . . . . . . . . . 33
     SECTION 10.4   Indemnification . . . . . . . . . . . . . . . . . . . 34
     SECTION 10.5   Outside Businesses. . . . . . . . . . . . . . . . . . 35

ARTICLE XI  ACCOUNTING  . . . . . . . . . . . . . . . . . . . . . . . . . 35
     SECTION 11.1   Fiscal Year . . . . . . . . . . . . . . . . . . . . . 35
     SECTION 11.2   Certain Accounting Matters. . . . . . . . . . . . . . 35
     SECTION 11.3   Banking . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 11.4   Withholding . . . . . . . . . . . . . . . . . . . . . 36

ARTICLE XII  AMENDMENTS AND MEETINGS. . . . . . . . . . . . . . . . . . . 36
     SECTION 12.1   Amendments. . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 12.2   Meetings of the Holders of Trust Securities;
                    Action by Written Consent . . . . . . . . . . . . . . 38

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE . . 39
     SECTION 13.1   Representations and Warranties of Property Trustee. . 39
     SECTION 13.2   Representations and Warranties of Delaware Trustee. . 40

ARTICLE XIV  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 14.1   Notices . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 14.2   Governing Law . . . . . . . . . . . . . . . . . . . . 42
     SECTION 14.3   Intention of the Parties. . . . . . . . . . . . . . . 42
     SECTION 14.4   Headings. . . . . . . . . . . . . . . . . . . . . . . 42
     SECTION 14.5   Successors and Assigns. . . . . . . . . . . . . . . . 42
     SECTION 14.6   Partial Enforceability. . . . . . . . . . . . . . . . 42
     SECTION 14.7   Counterparts. . . . . . . . . . . . . . . . . . . . . 43
     SECTION 14.8   Incorporation by Reference of Annex I . . . . . . . . 43

                             CROSS-REFERENCE TABLE*


    Section of
Trust Indenture Act                                            Section of
of 1939, as amended                                            Declaration
-------------------                                            -----------

    310(a) . . . . . . . . . . . . . . . . . . . . . . . .         5.3(a)
    310(b) . . . . . . . . . . . . . . . . . . . . . . . .         5.3(c)
    310(c) . . . . . . . . . . . . . . . . . . . . . . . .   Inapplicable
    311(c) . . . . . . . . . . . . . . . . . . . . . . . .   Inapplicable
    312(a) . . . . . . . . . . . . . . . . . . . . . . . .         2.2(a)
    312(b) . . . . . . . . . . . . . . . . . . . . . . . .         2.2(b)
    313. . . . . . . . . . . . . . . . . . . . . . . . . .            2.3
    314(a) . . . . . . . . . . . . . . . . . . . . . . . .            2.4
    314(b) . . . . . . . . . . . . . . . . . . . . . . . .   Inapplicable
    314(c) . . . . . . . . . . . . . . . . . . . . . . . .            2.5
    314(d) . . . . . . . . . . . . . . . . . . . . . . . .   Inapplicable
    314(f) . . . . . . . . . . . . . . . . . . . . . . . .   Inapplicable
    315(a) . . . . . . . . . . . . . . . . . . . . . . . .         3.9(b)
    315(b) . . . . . . . . . . . . . . . . . . . . . . . .            2.7
    315(c) . . . . . . . . . . . . . . . . . . . . . . . .         3.9(a)
    315(d) . . . . . . . . . . . . . . . . . . . . . . . .         3.9(a)
    316(a) . . . . . . . . . . . . . . . . . . . . . . . . Exhibit A, 2.6
    316(c) . . . . . . . . . . . . . . . . . . . . . . . .         3.6(e)


-------------------
 * This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                            AMENDED AND RESTATED
                            DECLARATION OF TRUST
                                     OF
                            WPSR CAPITAL TRUST I


     THIS AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of July 30, 1998, by and among WPS Resources Corporation, a Wisconsin corporation, as Sponsor, and Daniel P. Bittner, and Ralph G. Baeten, and State Street Bank and Trust Company, a Massachusetts trust company with its principal office located in Boston, Massachusetts, and First Union Trust Company, National Association, a national banking association with its principal office located in Wilmington, Delaware, not in their individual capacities, but solely as trustees of the Trust, as defined below (collectively, the "Trustees"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

     WHEREAS, the Trustees and the Sponsor established WPSR Capital Trust I (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust, dated as of June 9, 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 9, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Delaware Business Trust Act, and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                 ARTICLE I
                       INTERPRETATION AND DEFINITIONS

SECTION 1.1     Definitions.
                -----------

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

          "Administrative Trustee" means any Trustee other than the Property
           ----------------------
     Trustee and the Delaware Trustee.

          "Affiliate" has the same meaning as given to that term in Rule 405
           ---------
     of the Securities Act or any successor rule thereunder.

          "Authorized Officer" of a Person means any Person that is
           ------------------
     authorized to bind such Person.

          "Book Entry Interest" means a beneficial interest in a Global
           -------------------
     Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in
     Section 9.4.

          "Business Day" means any day other than a day on which state or
           ------------
     federal banking institutions in New York, New York or Boston, Massachusetts are authorized or required by law, executive order or regulation to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
           ------------------
     Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Certificate" means a Trust Common Security Certificate or a Trust
           -----------
     Preferred Security Certificate.

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
     Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization a Global Certificate shall be registered and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
     financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means July 30, 1998.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from
           ----
     time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Corporate Trust Office" means the office of the Property Trustee
           ----------------------
     at which the corporate trust business of the Property Trustee, the Debt Trustee and the Trust Preferred Securities Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Two International Place, 4th Floor, Boston, Massachusetts 02110.

          "Covered Person" means: (a) any officer, director, shareholder,
           --------------
     partner, member, representative, employee or agent of (i) the Trust or
     (ii) the Trust's Affiliates and (b) any Holder of Trust Securities.

          "Debenture Issuer" means WPS Resources Corporation in its
           ----------------
     capacity as issuer of the Debentures under the Indenture.

          "Debentures" means the series of Debentures to be issued by the
           ----------
     Debenture Issuer under the Indenture to be held by the Property Trustee, for which a specimen certificate is included as Exhibit B.

          "Debt Trustee" means State Street Bank and Trust Company, Boston
           ------------
     Massachusetts, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Definitive Trust Preferred Security Certificates" has the meaning
           ------------------------------------------------
     set forth in Section 9.4.

          "Delaware Trustee" has the meaning set forth in Section 5.2.
           ----------------

          "Direction" by a Person means a written direction signed: (a) if
           ---------
     the Person is a natural person, by that Person; or (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

          "Distribution" means a distribution payable to Holders of Trust
           ------------
     Securities in accordance with Section 6.1.

          "Event of Default" in respect of the Trust Securities means an
           ----------------
     Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934, as
           ------------
     amended from time to time, or any successor legislation.

          "Fiduciary Indemnified Person" has the meaning set forth in
           ----------------------------
     Section 10.4(b).

          "Fiscal Year" has the meaning set forth in Section 11.1.
           -----------

          "Global Certificate" has the meaning set forth in Section 9.4.
           ------------------

          "Holder" means a Person in whose name a Certificate representing a
           ------
     Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means a WPSR Indemnified Person or a
           ------------------
     Fiduciary  Indemnified Person.

          "Indenture" means the Indenture dated as of July 30, 1998, between
           ---------
     the Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Investment Company" means an investment company as defined in the
           ------------------
     Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940,
           ----------------------
     as amended from time to time, or any successor legislation.

          "Investment Company Event" has the meaning set forth in Annex I
           ------------------------
     hereto.

          "Legal Action" has the meaning set forth in Section 3.6(g).
           ------------

          "List of Holders" has the meaning set forth in Section 2.2.
           ---------------

          "Majority in liquidation amount of the Trust Securities" means,
           ------------------------------------------------------
     except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
     certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Paying Agent" has the meaning specified in Section 3.8(h).
           ------------

          "Person" means a legal person, including any individual,
           ------
     corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Property Trustee" means the Trustee meeting the eligibility
           ----------------
     requirements set forth in Section 5.3.

          "Property Trustee Account" has the meaning set forth in Section
           ------------------------
     3.8(c).

          "Quorum" means a majority of the Administrative Trustees or, if
           ------
     there are only two Administrative Trustees, both of them.

          "Related Party" means, with respect to the Sponsor, any direct or
           -------------
     indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Property Trustee,
           -------------------
     the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-5" and Rule 3a-7" mean respectively, Rule 3a-5 and Rule
           ------------------------
     3a-7 under the Investment Company Act or any successor rule thereunder.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
     time to time, or any successor legislation.

          "Sponsor" means WPS Resources Corporation, a Wisconsin
           -------
     corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Successor Property Trustee" means a successor Trustee possessing
           --------------------------
     the qualifications to act as Property Trustee under Section 5.3(a).

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
           --------------

          "Tax Event" has the meaning set forth in Annex I hereto.
           ---------

          "10% in liquidation amount of the Trust Securities" means, except
           -------------------------------------------------
     as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
     temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
     Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Common Securities" has the meaning specified in
           -----------------------
     Section 7.1.

          "Trust Common Security Certificate" means a definitive certificate
           ---------------------------------
     in fully registered form representing a Trust Common Security substantially in the form of Exhibit A-2.

          "Trust Common Securities Guarantee" means the guaranty agreement
           ---------------------------------
     to be dated as of July 30, 1998 of the Sponsor in respect to the Trust Common Securities.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
     amended from time to time, or any successor legislation.

          "Trust Preferred Securities Guarantee" means the guaranty
           ------------------------------------
     agreement to be dated as of July 30, 1998, of the Sponsor in respect of the Trust Preferred Securities.

          "Trust Preferred Securities" has the meaning specified in
           --------------------------
     Section 7.1.

          "Trust Preferred Security Beneficial Owner" means, with respect to
           -----------------------------------------
     a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Trust Preferred Security Certificate" means a certificate
           ------------------------------------
     representing a Trust Preferred Security substantially in the form of Exhibit A-1.

          "Trust Preferred Securities Guarantee Trustee" means State Street
           --------------------------------------------
     Bank and Trust Company, Boston Massachusetts, not in its individual capacity but solely as trustee under the Trust Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Trust Securities" means the Trust Common Securities and the Trust
           ----------------
     Preferred Securities.

          "Trust Securities Guarantee" means each of the Trust Common
           --------------------------
     Securities Guarantee and the Trust Preferred Securities Guarantee.

          "Underwriting Agreement" means the Underwriting Agreement for the
           ----------------------
     offering and sale of Trust Preferred Securities in substantially the form of Exhibit C.

          "WPSR Indemnified Person" means (a) any Administrative Trustee,
           -----------------------
     (b) any Affiliate of any Administrative Trustee, (c) any officers, directors, shareholders, members, partners, employees, representatives, or agents of any Administrative Trustee or any Affiliate thereof, or (d) any officer, employee or agent of the Trust or its Affiliates.

     SECTION 1.2    Interpretation.
                    --------------

     References to the neuter gender include the masculine and feminine, where appropriate. Terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time. References to any statute mean such statute, as amended at the time, and include any successor legislation. The word "or" is not exclusive, and the words "herein," "hereof," and "hereunder" refer to this Declaration as a whole.

                                 ARTICLE II
                            TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application.
                --------------------------------

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States Federal income tax purposes and shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2     Lists of Holders of Trust Securities.
                ------------------------------------

     (a) Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide the Property Trustee (i) within fourteen (14) days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees, on behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees, on behalf of the Trust, and (ii) at any other time, within thirty (30) days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than fourteen (14) days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

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SECTION 2.3     Reports by the Property Trustee.
                -------------------------------

     On or before July 15 of each year the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of section 313(d) of the Trust Indenture Act.

SECTION 2.4     Periodic Reports to Property Trustee.
                ------------------------------------

     Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by section 314 (if any) and the compliance certificate required by section 314 of the Trust Indenture Act in the form, in the manner and at the times required by section 314 of the Trust Indenture Act.

SECTION 2.5     Evidence of Compliance with Conditions Precedent.
                ------------------------------------------------

     Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6     Events of Default; Waiver.
                -------------------------

     (a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act, and such section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Event of Default with respect to the Trust Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Trust Common Securities.

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          (b)   The Holders of a Majority in liquidation amount of the
Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Event of Default with respect to the Trust Common Securities and its consequences, provided that, if the underlying
                                              -------- ----
Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Trust Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Trust Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Trust Common Securities will be deemed to
--------
have waived any such Event of Default and all Events of Default with respect to the Trust Common Securities and its consequences until all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and such sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Trust Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Trust Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act, and such section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

SECTION 2.7     Event of Default; Notice.
                ------------------------

     (a) The Property Trustee shall, within ninety (90) days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of
          -------- ----
(or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice

                                    -9-

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if and so long as a the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 6.01(a)(1) and 6.01(a)(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                ARTICLE III
                                ORGANIZATION

SECTION 3.1     Name.
                ----

     The Trust is named "WPSR Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2     Office.
                ------

     The address of the principal office of the Trust is c/o WPS Resources Corporation, 700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001. On ten (10) Business Days' prior written notice to the Holders of Trust Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3     Purpose.
                -------

     The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Trust Preferred Securities and the Trust Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, deductions and credits of the Trust as if the Trust did not exist. By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Trust Preferred Securities or Trust Common Securities or the Trust Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust or the Debentures as indebtedness and the Trust Preferred Securities and Trust Common Securities as evidence of an undivided beneficial interest in the Debentures.

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SECTION 3.4     Authority.
                ---------

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee, on behalf of the Trust, in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with a Trustee or the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of such Trustee or Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of a Trustee or the Trustees as set forth in this Declaration.

SECTION 3.5     Title to Property of the Trust.
                ------------------------------

     Legal title to all assets of the Trust shall be vested in the Property Trustee and shall be administered by the Property Trustee for the benefit of the Holders in accordance with this Declaration. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6     Powers and Duties of the Administrative Trustees.
                ------------------------------------------------

     The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Trust Preferred Securities and the Trust Common Securities in accordance with this Declaration; provided, however,
                                                       --------  -------
that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Trust Common Securities, and, provided further,
                                                             -------- -------
that there shall be no interests in the Trust other than the Trust Securities, and the issuance of the Trust Securities shall be limited to a one-time, simultaneous issuance of both the Trust Preferred Securities and the Trust Common Securities on the Closing Date;

     (b) in the event that any action referred to below is required, by the rules and regulations of the Commission or state securities or blue sky laws, to be taken by the Trustees, on behalf of the Trust, in connection with the issue and sale of the Trust Preferred Securities, to:

          (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Trust Preferred Securities, the Trust Preferred Securities Guarantee and the Debentures; and

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

     (c)  to acquire the Debentures with the proceeds of the sale of the
Trust Preferred Securities and the Trust Common Securities; provided, however,
                                                            --------  -------
that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of the Trust Common Securities;

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

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event or an Investment Company Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of section316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Trust Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Trust Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

     (m)  to give prompt written notice to the Holders of the Trust
Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed on behalf of the Trust;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not materially adversely affect the interests
-------- ----
of Holders; and

     (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

     The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7     Prohibition of Actions by the Trust and the Trustees.
                ----------------------------------------------------

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

          (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8     Powers and Duties of the Property Trustee.
                -----------------------------------------

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Trust Common Securities from the Property Trustee Account in accordance with Section
     6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating (without regard to gradations within a rating category) assigned to the Trust Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Trust Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Trust Securities upon the dissolution and liquidation of the Trust.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

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

     (f)  The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debentures and the Trust Preferred Securities Guarantee subject to the rights of the Holders pursuant to the terms of such Trust Securities and the Trust Preferred Securities Guarantee.

     (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments, on behalf of the Trust, with respect to all Trust Securities, and any such Paying Agent shall comply with section 317(b) of the Trust Indenture Act.
Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

     (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

     The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9     Certain Duties and Responsibilities of the Property Trustee.
                -----------------------------------------------------------

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Trust Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                (A)      the duties and obligations of the Property
          Trustee shall be determined solely by the express provisions of this Declaration and the terms of the Trust Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the terms of the Trust Securities, and no

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

          implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

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


SECTION 3.10    Certain Rights of the Property Trustee.
                --------------------------------------

     (a)  Subject to the provisions of Section 3.9:

          (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

          (v) the Property Trustee may consult with counsel or other experts and the written advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi)  the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, that, nothing contained in
                                        --------  ----
     this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent, or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11    Delaware Trustee.
                ----------------

     Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of section 3807 of the Business Trust Act. The duties of the Delaware Trustee shall be limited solely to the execution and delivery of all documents and certificates and the maintenance of all records necessary to form and maintain the existence of the Trust under the Business Trust Act. Except for the purpose of the foregoing sentence, the Delaware Trustee shall have no management responsibilities or any fiduciary duties to the Trust or any Holder.

SECTION 3.12    Execution of Documents.
                ----------------------

     Except as otherwise required by the Business Trust Act or as otherwise set forth in this Declaration, a majority of or, if there are only two, any Administrative Trustee or, if there is only one, such Administrative Trustee is authorized to execute, on behalf of the Trust, any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6; provided that, the registration statement referred to in Section
             -------- ----
3.6(b)(i), including any amendments thereto, if required, by the rules and regulations of the Commission, to be signed by the Trustees on behalf of the Trust, shall be signed by all of the Administrative Trustees or by the Sponsor.

SECTION 3.13    Not Responsible for Recitals or Issuance of Trust Securities.
                ------------------------------------------------------------

     The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

SECTION 3.14    Duration of Trust.
                -----------------

     The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall exist for fifty-five years from the Closing Date.

SECTION 3.15    Mergers.
                -------

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and Annex I.

     (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:
               -------- ----

          (i)   such successor entity (the "Successor Entity") either:

                (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

                (B) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Preferred Securities and Trust Common Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Preferred Securities and Trust Common Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

          (iii) the Trust Preferred Securities or any Successor Securities thereof are listed, or any Successor Securities thereof will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Trust Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities thereof) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                (B)  following such merger, consolidation,
          amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                (C)  following such merger, consolidation,
          amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor guaranties the obligations of such Successor Entity under the Successor Securities of the Trust Preferred Securities at least to the extent provided by the Trust Preferred Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                 ARTICLE IV
                                  SPONSOR

SECTION 4.1     Sponsor's Purchase of Trust Common Securities.
                ---------------------------------------------

     On the Closing Date the Sponsor will purchase all of the Trust Common Securities issued by the Trust, in an amount equal to at least 3% of the capital of the Trust, at the same time as the Trust Preferred Securities are sold.

SECTION 4.2     Responsibilities of the Sponsor.
                -------------------------------

     In connection with the issue and sale of the Trust Preferred Securities and subject to the provisions of Section 3.6(b), the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare, execute and file with the Commission, on behalf of the Trust, a registration statement on Form S-3 in relation to the Trust Preferred Securities, including any amendments thereto;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, and to prepare, execute and file any documents, on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to negotiate, execute and deliver, on behalf of the Trust, the Underwriting Agreement providing for the sale of the Trust Preferred Securities;

          (d) to prepare, execute and file, on behalf of the Trust, an application to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of the Trust Preferred Securities; and

          (e) to prepare, execute and file, on behalf of the Trust, a registration statement on Form 8-A relating to the issuance of the Trust Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto.

                                 ARTICLE V
                                 TRUSTEES

SECTION 5.1     Number of Trustees.
                ------------------

     The number of Trustees initially shall be four (4), and:

          (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees;

          (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities or by written consent in lieu of a meeting; provided however, that if the Property
                                   -------- -------
     Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least three (3); provided further that (1) one Trustee shall
                                  -------- -------
     be the Delaware Trustee, as described in Section 5.2 hereof; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2     Delaware Trustee.
                ----------------

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b)  if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place
                -------- ----
of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee, and Section 3.11 shall have no application.

SECTION 5.3     Property Trustee; Eligibility.
                -----------------------------

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i)   not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as a property trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
     Section 5.3(a)(ii), the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of section 310(b) of the Trust Indenture Act.

     (d) The Trust Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4     Qualifications of Administrative Trustees and Delaware Trustee
                --------------------------------------------------------------
                Generally.
                ---------

     Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5     Initial Trustees.
                ----------------

     The initial Administrative Trustees shall be:

                Daniel P. Bittner
                Ralph G. Baeten
                c/o WPS Resources Corporation
                700 North Adams Street
                P.O. Box 19001
                Green Bay, Wisconsin  54307-9001

     The initial Property Trustee shall be:

                State Street Bank and Trust Company
                Two International Place, 4th Floor
                P.O. Box 778
                Boston, Massachusetts  02102-0778


     The initial Delaware Trustee shall be:

                First Union Trust Company, National Association
                One Rodney Square
                920 King Street, 1st Floor
                Wilmington, Delaware  19801

SECTION 5.6     Appointment, Removal and Resignation of Trustees.
                ------------------------------------------------

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority in liquidation amount of the Trust Common Securities, voting as a class at a meeting of the Holders of the Trust Common Securities, provided, however, that if an Event of Default shall occur and so long as such Event of Default shall continue (A) the Property Trustee and the Delaware Trustee may be removed and replaced by the vote of the Holders of a Majority in liquidation amount of the outstanding Trust Preferred Securities, voting as a class at a meeting of the Holders of the Trust Preferred Securities, and (B) the Property Trustee and the Delaware Trustee may not be removed and replaced by the Sponsor or the Holders of the Trust Common Securities.

     (b)  (i)   The Trustee that acts as Property Trustee shall not be
     removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor;

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
     5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

     (c)  A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided,
                                                                    --------
however, that:
-------

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, and the resigning Property Trustee; or

                (B)  until the assets of the Trust have been
          completely liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within sixty (60) days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7     Vacancies among Trustees.
                ------------------------

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8     Effect of Vacancies.
                -------------------

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust or terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9     Meetings.
                --------

     If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting, by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10    Delegation of Power.
                -------------------

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11    Merger, Conversion, Consolidation or Succession to Business.
                -----------------------------------------------------------

     Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                 ARTICLE VI
                               DISTRIBUTIONS

SECTION 6.1     Distributions.
                -------------

     Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Trust Preferred Securities and the Trust Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. Each Holder, by its acceptance of a Trust Security, agrees that the Trustees are not personally liable to the Holder for any failure by the Debenture Issuer to make Distributions or other payments on the Debentures held by the Property Trustee. This Section 6.1 does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or under the Trust Indenture Act.

SECTION 6.2     Payments under Indenture or Pursuant to Direct Actions.
                ------------------------------------------------------

     Any amount payable hereunder to any Holder of Trust Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or a Trust Preferred Security Beneficial Owner with respect to the Holder's Trust Preferred Securities) has directly received pursuant to Section 6.4 of the Indenture or Section 5(b) of Annex I.

                                     ARTICLE VII
                        ISSUANCE OF TRUST PREFERRED SECURITIES

SECTION 7.1     General Provisions Regarding Trust Securities.
                ---------------------------------------------

     (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Trust Common Securities.

     (b) The Certificates shall be signed, on behalf of the Trust, by an Administrative Trustee. Any such signature may be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Certificates shall cease to be such a Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed, on behalf of the Trust, by such persons who, at the actual date of execution of such Certificate shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

     (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1(b) with respect to the Trust Common Securities. The issuance of the Trust Securities as provided in this Declaration is not subject to preemptive or other similar rights.

     (e) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, the Trust Securities Guaranties and the Indenture.

SECTION 7.2     Paying Agent.
                ------------

     In the event that the Trust Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Trust Preferred Trust Securities may be presented for payment ("Paying Agent"). The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Trust shall act as Paying Agent for the Trust Common Securities.

                                ARTICLE VIII
                            DISSOLUTION OF TRUST

SECTION 8.1     Dissolution of Trust.
                --------------------

     (a)  The Trust shall dissolve upon the earliest of:

          (i)   the bankruptcy of the Sponsor;

          (ii) the filing of articles of dissolution or their equivalent with respect to the Sponsor; the receipt by the Trustees of the consent of at least a majority in liquidation amount of the Trust Securities, voting together as a single class, to the dissolution of the Trust; the revocation of the Sponsor's charter and the expiration of ninety (90) days after the date of revocation without a reinstatement thereof;

          (iii) the entry of a decree of judicial dissolution of the Holder of the Trust Common Securities, the Sponsor or the Trust;

          (iv) the time when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

          (v) at the election of the Sponsor, after satisfaction of the liabilities of creditors of the Trust as required by applicable law, provided that all of the Debentures are distributed to the Holders of the Trust Preferred Securities in liquidation of the Trust;

          (vi) the time when all of the Administrative Trustees and the Sponsor shall have consented to dissolution of the Trust, provided such action is taken before the issuance of any Securities; or

          (vii) the expiration of the term of the Trust, as set forth in
     Section 3.14.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and the completion of the winding up of the affairs of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                 ARTICLE IX
                           TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Trust Securities.
                ----------------------------

     (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Trust Preferred Securities shall be freely transferable.

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Trust Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2     Transfer of Certificates.
                ------------------------

     The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3     Deemed Trust Security Holders.
                -----------------------------

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4     Book Entry Interests.
                --------------------

     Unless otherwise specified in the terms of the Trust Preferred Securities, the Trust Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each, a "Global Certificate"), to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of The Depository Trust Company, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Unless and until definitive, fully registered Trust Preferred Security Certificates (the "Definitive Trust Preferred Security Certificates") have been issued to the Trust Preferred Security Beneficial Owners pursuant to
Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Trust Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

          (d)   the rights of the Trust Preferred Security Beneficial
     Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Depository Trust Company will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificate(s) to such Clearing Agency Participants.

SECTION 9.5     Notices to Clearing Agency.
                --------------------------

     Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

SECTION 9.6     Appointment of Successor Clearing Agency.
                ----------------------------------------

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

SECTION 9.7     Definitive Trust Preferred Security Certificates.
                ------------------------------------------------

     If:
          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within ninety (90) days after such discontinuance pursuant to Section 9.6; or

          (b) the Administrative Trustees elect, after consultation with the Sponsor, to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

          (i) Definitive Trust Preferred Security Certificates shall be prepared by the Administrative Trustees, on behalf of the Trust, with respect to such Trust Preferred Securities; and

          (ii) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Trust Preferred Security Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to comply with any rule or regulation of any stock exchange on which the Trust Preferred Securities may be listed, or to conform to usage.

SECTION 9.8     Mutilated, Destroyed, Lost or Stolen Certificates.
                -------------------------------------------------

     If:

          (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee, on behalf of the Trust, shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                 ARTICLE X
                         LIMITATION OF LIABILITY OF
              HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1    Liability.
                ---------

     (a) Except as expressly set forth in this Declaration, the Trust Securities Guaranties and the terms of the Trust Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon termination of the Trust or otherwise.

     (b) The Holder of the Trust Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to section 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2    Exculpation.
                -----------

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith, on behalf of the Trust, and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee, negligence, subject to the provisions of Section 3.9) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

SECTION 10.3    Fiduciary Duty.
                --------------

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein or required by applicable law:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Unless required by applicable law, whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4    Indemnification.
                ---------------

     (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each WPSR Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim incurred by such WPSR Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such WPSR Indemnified Person in good faith on behalf of the Trust and in a manner such WPSR Indemnified Person reasonably believed to be within the scope of authority conferred on such WPSR Indemnified Person by this Declaration, except that no WPSR Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such WPSR Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

     (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a WPSR Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the WPSR Indemnified Person to repay such amount if it shall be determined that the WPSR Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The obligation to indemnify as set forth in
Section 10.4(a) and (b) shall survive the satisfaction and discharge of this Declaration.

     (c) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, taxes or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim, action, suit or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 10.4(c) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5    Outside Businesses.
                ------------------

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee, subject to Section 5.3(c), may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                 ARTICLE XI
                                 ACCOUNTING

SECTION 11.1    Fiscal Year.
                -----------

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2    Certain Accounting Matters.
                --------------------------

     (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

     (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within ninety (90) days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within thirty (30) days after the end of each Fiscal Year of the Trust.

     (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees, on behalf of the Trust, with any state or local taxing authority.

SECTION 11.3    Banking.
                -------

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4    Withholding.
                -----------

     The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law.
The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                ARTICLE XII
                          AMENDMENTS AND MEETINGS

SECTION 12.1    Amendments.
                ----------

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

     (b) No amendment of this Declaration shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, the Property Trustee or the Delaware Trustee, as the case may be, shall have first received:

                (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

          (iii) to the extent the result of such amendment would be to:

                (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                (B) reduce or otherwise materially adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

     (c) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would materially adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities.

     (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

     (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities.

     (f)  The rights of the holders of the Trust Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities.

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

          (i)   cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) conform to any change in (A) Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and, (B) Rule 3a-5 or written change in such interpretation or application of Rule 3a-5, provided that in each instance such conformation shall not have a material adverse effect on the right, preferences or privileges of the Holders of Trust Securities; and

          (v) to modify, eliminate and add to any provision of this Declaration, provided that such modification, elimination, or addition would not adversely affect the rights, privileges, or preferences of any Holder of the Trust Securities.

SECTION 12.2    Meetings of the Holders of Trust Securities; Action by
                ------------------------------------------------------
                Written Consent.
                ---------------

     (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange on which the Trust Preferred Securities may be listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting, and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

          (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote at such meeting at least seven (7) days and not more than sixty (60) days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities may be listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Trust Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

          (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Trust Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                ARTICLE XIII
                    REPRESENTATIONS OF PROPERTY TRUSTEE
                            AND DELAWARE TRUSTEE

SECTION 13.1    Representations and Warranties of Property Trustee.
                --------------------------------------------------

     The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) the Property Trustee is a trust company, corporation or association with trust powers (in the case of the initial Property Trustee, a trust company), duly organized, validly existing and in good standing under the laws of the United States or any state thereof (in the case of the initial Trustee, the Commonwealth of Massachusetts) , with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (b)  the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

     (c) the execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and, assuming the due authorization, execution and delivery hereof by the parties hereto (other than the Property Trustee), it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (d) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

     (e) no consent, approval or authorization of, or registration with or notice to, any banking authorities of the State in which the principal place of business of the Property Trustee is located (the Commonwealth of Massachusetts in the case of the initial Property Trustee) or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

SECTION 13.2    Representations and Warranties of Delaware Trustee.
                --------------------------------------------------

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

     (a) the Delaware Trustee is a corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of the United States or the state of Delaware thereof, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. Assuming the due authorization, execution and delivery hereof by the parties hereto (other than the Delaware Trustee), the Declaration constitutes under Delaware law a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) the execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the articles of organization or by-laws of the Delaware Trustee;

     (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

     (e) the Delaware Trustee has its principal place of business in the State of Delaware.

                                ARTICLE XIV
                               MISCELLANEOUS

SECTION 14.1    Notices.
                -------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

     (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

          WPSR CAPITAL TRUST I
          c/o WPS Resources Corporation
          700 North Adams Street, P.O. Box 19001
          Green Bay, Wisconsin  54307-9001
          Attn:  Secretary
          Telephone:  (920) 433-1466
          Facsimile:  (920) 433-1526

     (b) if given to the Property Trustee at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities):

          STATE STREET BANK AND TRUST COMPANY
          Two International Place, 4th Floor
          P.O. Box 778
          Boston, Massachusetts  02102-0778
          Attn:  Financial Markets Group
                 Corporate Trust
          Telephone:  (617) 664-5213
          Facsimile:  (617) 664-5376

     (c) if given to the Delaware Trustee, at the address set forth below (or such other address as the Delaware Trustee may give notice of to the Trust).

          FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION
          One Rodney Square,
          920 King Street, 1st Floor
          Wilmington, Delaware  19801
          Attention:  Corporate Trust Administration Department
          Telephone:  (302) 888-7530
          Facsimile:  (302) 888-7532

     (d) if given to the Holder of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Trust Common Securities may give notice to the Trust):

          WPS RESOURCES CORPORATION
          700 North Adams Street
          P.O. Box 19001
          Green Bay, Wisconsin  54307-9001
          Attention:  Treasurer

     (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2    Governing Law.
                -------------

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3    Intention of the Parties.
                ------------------------

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4    Headings.
                --------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5    Successors and Assigns.
                ----------------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6    Partial Enforceability.
                ----------------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7    Counterparts.
                ------------

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each party hereto to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.8    Incorporation by Reference of Annex I
                -------------------------------------

     The terms and provisions of Annex I, attached hereto, are hereby incorporated by reference in their entirety into this Declaration.

     THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN
BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE SECURITIES GUARANTIES AND THE INDENTURE AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, THE DEPOSITARY OR ITS NOMINEE, THE TRUSTEES, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST, THE DEPOSITARY OR ITS NOMINEE, THE TRUSTEES, SUCH HOLDER AND SUCH OTHERS.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                              WPS RESOURCES CORPORATION
                              as Sponsor and Debenture Issuer


                              By:  /s/ Daniel P. Bittner
                                   -------------------------------------
                              Name:    Daniel P. Bittner
                              Title:   Vice President



                              STATE STREET BANK AND TRUST COMPANY
                              not in its individual capacity but solely as Property Trustee


                              By:     /s/ Paul D. Allen
                                      ----------------------------------
                              Name:   Paul D. Allen
                              Title:  Vice President


                              FIRST UNION TRUST COMPANY,
                                NATIONAL ASSOCIATION
                              not in its individual capacity
                              but solely as Delaware Trustee


                              By:     /s/ Stephen J. Kaba
                                      ----------------------------------
                              Name:   Stephen J. Kaba
                              Title:  Vice President



                              /s/ Daniel P. Bittner
                              ------------------------------------------
                              Daniel P. Bittner
                              not in its individual capacity
                              but solely as Administrative Trustee



                              /s/ Ralph G. Baeten
                              ------------------------------------------
                              Ralph G. Baeten
                              not in his individual capacity
                              but solely as Administrative Trustee

                                  ANNEX I

                                  TERMS OF
                      7.00% Trust Preferred Securities
                       7.00% Trust Common Securities


     Pursuant to Section 7.1 of the Amended and Restated Declaration of
Trust, dated as of July 30, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Trust Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

     1.   Designation and Number.
          ----------------------

     (a)  Trust Preferred Securities.  Two million (2,000,000) Trust
          --------------------------
Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of fifty million dollars ($50,000,000) and a liquidation amount with respect to the assets of the Trust of $25 per Trust Preferred Security, are hereby designated, for the purposes of identification, only as "7.00% Trust Preferred Securities (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (b)  Trust Common Securities.  Sixty thousand (60,000) Trust Common
          -----------------------
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of one million five hundred thousand dollars ($1,500,000) and a liquidation amount with respect to the assets of the Trust of $25 per Trust Common Security, are hereby designated, for the purposes of identification only, as "7.00% Trust Common Securities" (the "Trust Common Securities"). The Trust Common Security Certificates evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   Distributions.
          -------------

     (a) Distributions payable on each Trust Security will be fixed at a rate per annum of 7.00% (the "Coupon Rate") of the stated liquidation amount of $25 per Trust Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly Distribution period will bear interest thereon from and including the last day of such quarterly Distribution period compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     (b) Distributions on the Trust Securities will be cumulative, will accrue from July 30, 1998 and will be payable quarterly in arrears, on
March 31, June 30, September 30, and December 31 of each year, commencing September 30, 1998, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding twenty (20) consecutive calendar quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no
                                                     -------- ----
Extension Period shall last beyond the date of maturity of the Debentures. There may be multiple Extension Periods of varying lengths during the term of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period
                                      -------- ----
together with all such previous and further extensions thereof may not exceed twenty (20) consecutive calendar quarters or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Trust Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "Description of the Trust Preferred Securities -- Book-Entry Issuance
- The Depository Trust Company" in the Prospectus dated July 27, 1998 (the "Prospectus"), included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Trust Common Securities shall be the same record dates as for the Trust Preferred Securities. If the Trust Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Trust Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Administrative Trustees, which dates shall be at least one Business Day but fewer than sixty
(60) Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

     3.   Liquidation Distribution Upon Dissolution.
          -----------------------------------------

     In the event of any voluntary or involuntary dissolution or winding-up of the Trust, the Holders of the Trust Securities on the date of the dissolution or winding-up as the case may be, will be entitled to receive solely out of the assets of the Trust available for distribution to Holders of Trust Securities, after paying or making reasonable provision to pay all claims against and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $25 per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution or winding-up, and after paying or making reasonable provision to pay all claims against and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Trust Securities, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities in accordance with
Section 4(e) hereof.

     If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis.

     4.   Redemption and Distribution.
          ---------------------------

     (a) Redemption of the Trust Securities will occur simultaneously with any repayment or redemption of the Debentures. The Debentures will mature on June 30, 2038 and are redeemable as set forth in this Section 4. Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Trust Securities having an aggregate stated liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Trust Securities plus an amount equal to the accrued and unpaid distributions thereon at the date of redemption, payable in cash (the "Redemption Price").

     (b) If fewer than all of the outstanding Trust Securities are to be so redeemed, the Trust Preferred Securities and the Trust Common Securities will be redeemed Pro Rata, and the Trust Preferred Securities will be redeemed as described in Section 4(g)(ii) below.

     (c) The Debenture Issuer shall have the right to redeem the Debentures, (i) on or after July 30, 2003, in whole at any time or in part from time to time, or (ii) in the event that a Tax Event (as defined below) or an Investment Company Event (as defined below) shall occur and be continuing, then prior to July 30, 2003, in whole (but not in part) within 90 days following the occurrence of such Tax Event or Investment Company Event, upon not less than 30 nor more than 60 days' prior written notice, at a redemption price equal to the principal amount of the Debenture, plus any accrued and unpaid interest, including Additional Interest, if any, thereon to the date of such redemption (the "Redemption Date"); provided, however, that the Debenture Issuer shall not redeem the Debentures in part unless all accrued but unpaid interest has been paid in full on all of the Debentures outstanding for all quarterly interest periods terminating on or prior to the Redemption Date.

     "Tax Event" means that the Administrative Trustees shall have received an opinion of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or
(b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Trust Preferred Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

     "Investment Company Event" means the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in the Investment Company Act") to the effect that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in the Investment Company Act becomes effective on or after the date of original issuance of the Trust Preferred Securities.

     (d) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e)    If the Sponsor makes the election referred to in Section
8.1(a)(v) of the Declaration, the Administrative Trustees shall dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, shall cause Debentures, held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment, as the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust. On and from the date fixed by the Administrative Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Trust Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Depositary or its nominee) will receive one or more global certificate or certificates representing the Debentures to be delivered upon such distribution, and having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Trust Securities and (iii) any securities representing Trust Preferred Securities not held by the Depositary or its nominee will be deemed to represent Debentures having a principal amount equal to the stated liquidation amount of such Trust Preferred Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Preferred Securities until such certificates are presented to the Debenture Issuer for transfer or reissuance. Any certificates representing Trust Securities, except for certificates representing Trust Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Debenture Issuer for transfer or reissue.

     (f) If the Debentures are distributed to holders of the Trust Securities pursuant to Section 4(e), the Debenture Issuer will use its best efforts to have the Debentures listed for trading on the New York Stock

Exchange or on such other exchange on which the Trust Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (g)  "Redemption or Distribution Procedures."

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than thirty (30) nor more than sixty (60) days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(g)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Trust Preferred Securities are to be redeemed, the Trust Preferred Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Trust Preferred Securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, with respect to the Trust Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Trust Preferred Security Beneficial Owners, and (B) with respect to Trust Preferred Securities issued in definitive form and Trust Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been so called for redemption. If any date fixed for redemption of

     Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Trust Securities Guarantee, Distributions on such Trust Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in respect of the Trust Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificate(s) have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Trust Common Securities, to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

     5.   Voting Rights - Trust Preferred Securities.
          ------------------------------------------

     (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

     (b) The Holders of a Majority in liquidation amount of the Trust Preferred Securities, voting separately as a class, may (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including directing the time, method and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee, with respect to the Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super-Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will be classified as a grantor trust notwithstanding such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Trust Preferred Securities may, to the fullest extent permitted by law, institute legal proceedings directly against the Debenture Issuer or any other person or entity to enforce the Property Trustee's rights under the Declaration without first instituting any legal proceedings against the Property Trustee or any other person or entity. In addition, if an Event of Default under the Declaration has occurred and is continuing due to the failure of the Debenture Issuer to pay interest, principal or other required payment on the Debentures issued to the Trust on the date such interest, principal or other required payment is otherwise payable (or, in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to the Holder of the Trust Preferred Securities of the principal, interest or other required payment on Debentures having a principal amount equal to the liquidation amount of the Trust Preferred Trust Securities of such Holder on or after the respective due dates specified in the Debentures. In connection with such Direct Action, WPSR will be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by WPSR to such Holder of Trust Preferred Securities in such Direct Action.

     Any approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities of the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

     Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          If any Event of Default shall occur and so long as such Event of Default shall continue, the Property Trustee and the Delaware Trustee may be removed and replaced by the Holders of a Majority in liquidation amount of the outstanding Trust Preferred Securities voting as a class at a meeting of the Holders of the Trust Preferred Securities.

     6.   Voting Rights - Trust Common Securities.
          ---------------------------------------

     (a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Trust Common Securities will have no voting rights.

     (b) The Holders of the Trust Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove, or replace any Trustee or to increase or decrease the number of Trustees, provided, however, if an Event of Default shall occur and so long as such Event of Default shall continue the Property Trustee and the Delaware Trustee may not be removed and replaced by the Holders of the Trust Common Securities.

     (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated, the Holders of a Majority in liquidation amount of the Trust Common Securities, voting separately as a class, may (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee under the Declaration, including directing the time, method and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee, with respect to the Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of a Super-Majority of the Holders of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Common Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Trust Common Securities may, to the fullest extent permitted by law, institute legal proceedings directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default under the Declaration has occurred and is continuing due to the failure of the Debenture Issuer to pay interest, principal or other required payment on the Debentures on the date such interest or principal is otherwise payable, a Holder of Trust Common Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to the Holder of the Trust Common Securities of the principal, interest or other required payment on the Debentures having a principal amount equal to the stated liquidation amount of the Trust Common Securities of such Holder on or after the respective due dates specified in the Debentures.

     Any approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Trust Common Securities will be required for the Trust to redeem and cancel Trust Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

     7.   Amendments to Declaration and Indenture.  In addition to any
          ---------------------------------------
requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities; provided, however, that a reduction of the aggregate liquidation amount or the distribution rate, or a change in the terms governing payment dates or maturities of the Trust Preferred Securities shall not be permitted without the consent of each Holder of the Trust Preferred Securities; and provided further that, if any amendment or proposal referred to in clause (i) above would materially adversely affect only the Trust Preferred Securities or only the Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Trust Securities. Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes, (ii) reduce or otherwise adversely affect the powers of the Property Trustee, or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

     8.   Pro Rata.  A reference in these terms of the Trust Securities to
          --------
any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Trust Common Securities pro rata according to the aggregate liquidation amount of Trust Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Common Securities outstanding.

     9.   Ranking.  The Trust Preferred Securities rank pari passu and
          -------
payment thereon shall be made Pro Rata with the Trust Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Trust Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities and no payment of any Distribution on, or Redemption Price of, any of the Trust Common Securities and no other payment on account of the liquidation of the Trust Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Trust Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price, the full amount of such Redemption Price on all of the outstanding Trust Preferred Securities then being redeemed, shall have been made or provided for.

     10.  Listing.  The Administrative Trustees shall use their best
          -------
efforts to cause the Trust Preferred Securities to be listed for trading on the New York Stock Exchange.

     11.  Acceptance of Trust Securities Guaranties and Indenture.  Each
          -------------------------------------------------------
Holder of Trust Preferred Securities and Trust Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee and the Trust Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

     12.  No Preemptive Rights.  The Holders of the Trust Securities shall
          --------------------
have no preemptive or similar rights to subscribe for any additional securities.

     13.  Miscellaneous.  These terms constitute a part of the Declaration.
          -------------
The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee or the Trust Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                EXHIBIT A-1

                FORM OF TRUST PREFERRED SECURITY CERTIFICATE


     [IF THE TRUST PREFERRED SECURITY CERTIFICATE IS TO BE A GLOBAL CERTIFICATE INSERT - This Trust Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of a Depositary or a nominee of the Depositary. This Trust Preferred Security is exchangeable for Trust Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Trust Preferred Security (other than a transfer of this Trust Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances described in the Declaration.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to WPSR Capital Trust I or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                     Number of Trust Preferred Securities

                          CUSIP NO. [92930N 2 00]



            Certificate Evidencing Trust Preferred Securities

                                     of

                            WPSR CAPITAL TRUST I

                      7.00% Trust Preferred Securities
           (liquidation amount $25 per Trust Preferred Security)

     WPSR CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that
                                                              --------------
(the "Holder") is the registered owner of trust preferred securities of the Trust, representing undivided beneficial interests in the assets of the Trust, designated the 7.00% Trust Preferred Securities (liquidation amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the

                                    A1-1

Declaration. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this
                                                                      ------
day of
       -----------, -----.

                              WPSR CAPITAL TRUST I



                              By:
                                   -------------------------------------
                              Name:                             ,
                                     ---------------------------
                                     as Administrative Trustee

                                    A1-2

                       [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of 7.00% (the "Coupon Rate") of the stated liquidation amount of $25 per Trust Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly Distribution period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which distributions are computed, distributions will be computed on the basis of the actual number of days elapsed.

     Except as otherwise described below, Distributions on the Trust
Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 31 and December 31 of each year, commencing on September 30, 1998 to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive calendar quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Trust Preferred Securities shall be redeemable as provided in the Declaration.

                                    A1-3

                                 ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:


------------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)



------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 (Insert address and zip code of assignee)

and irrevocably appoints                                           agent to
                         -----------------------------------------
transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
       ------------------------------


Signature:
            ------------------------------------------------------------------
            (Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

                                    A1-4

                                EXHIBIT A-2

                 FORM OF TRUST COMMON SECURITY CERTIFICATE

Certificate Number                          Number of Trust Common Securities

               Certificate Evidencing Trust Common Securities
                                     of
                            WPSR CAPITAL TRUST I

  7.00% Trust Common Securities (liquidation amount $25 per Common Security)

     WPSR CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that
                                                              ---------------
(the "Holder") is the registered owner of trust common securities of the Trust, representing undivided beneficial interests in the assets of the Trust, designated the 7.00% Trust Common Securities (liquidation amount $25 per Trust Common Security) (the "Trust Common Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities are set forth in, and this certificate and the Trust Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Common Securities set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business. THE TRUST COMMON SECURITIES ARE NOT TRANSFERRABLE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Trust Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this
                                                                       ------
day of                   ,        .
       ------------------  -------

                                   WPSR CAPITAL TRUST I


                                   By:
                                        --------------------------------
                                   Name:
                                          ------------------------------
                                          as Administrative Trustee

                                    A2-1

                       [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Common Security will be fixed at a rate per annum of 7.00% (the "Coupon Rate") of the stated liquidation amount of $25 per Trust Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly Distribution period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, distributions will be computed on the basis of the actual number of days elapsed.

     Except as otherwise described below, Distributions on the Trust Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 31 and December 31 of each year, commencing on September 30, 1998, to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive calendar quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Trust Common Securities shall be redeemable as provided in the Declaration.

                                    A2-2

                                 ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:

---------------------------------------------------------------------------
      (Insert assignee's social security or tax identification number)


---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 (Insert address and zip code of assignee)

and irrevocably appoints                                         agent
                         ---------------------------------------
to transfer this Trust Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
       -----------------------------

Signature:
            ---------------------------------------------------------------
            (Sign exactly as your name appears on the other side of this Trust Common Security Certificate)

                                    A2-3

                                 EXHIBIT B

                           SPECIMEN OF DEBENTURE

                                 EXHIBIT C

                           UNDERWRITING AGREEMENT